Exhibit 99

MURPHY OIL ANNOUNCES QUARTERLY EARNINGS

EL DORADO, Arkansas, October 28, 2003 – Murphy Oil Corporation (NYSE: MUR) announced today that net income in the third quarter of 2003 was $73.1 million, $.79 per diluted share, compared to income of $37.4 million, $.41 per diluted share, in the third quarter of 2002. The current period includes special items that increased net income by $9.4 million, $.10 per share. Special items were an $11.4 million income tax benefit in Malaysia and $5.4 million of foreign currency gains, partially offset by additional after-tax costs of $5.1 million related to a fire at the Company’s Meraux, Louisiana refinery on June 10, 2003, and a $2.3 million after-tax charge for impairment of Gulf of Mexico assets. Special items in the third quarter of 2002 increased net income by $7.9 million, $.09 per share. Income excluding special items was $63.7 million, $.69 per share, in the just completed quarter compared to $29.5 million, $.32 per share, in the same 2002 quarter.

Reviewing quarterly results by type of business, the Company’s income contribution from exploration and production operations was $71.9 million in the third quarter of 2003 compared to $54.9 million in the same quarter of 2002. Excluding special items in both periods, current quarterly earnings were $62.5 million in 2003 and $47 million in 2002. The income improvement in the just completed quarter was due to higher oil sales volume and a higher average North American natural gas sales price, partially offset by lower natural gas production, lower realized oil sales prices and higher exploration expenses. The Company’s worldwide crude oil and condensate sales prices averaged $24.80 per barrel for the current quarter compared to $25.45 per barrel in the third quarter of 2002. Total crude oil and gas liquids production was a Company-record 84,871 barrels per day in the third quarter of 2003 compared to 70,569 barrels per day in the 2002 quarter, with the net increase primarily attributable to new production at West Patricia, at Block SK 309 in shallow-water Malaysia. North American natural gas sales prices averaged $4.60 per thousand cubic feet (MCF) in the most recent quarter compared to $2.80 per MCF in the same quarter of 2002. Natural gas sales volumes declined from 288 million cubic feet per day in the third quarter of 2002 to 203 million cubic feet per day in the just completed quarter, primarily due to lower production from the Ladyfern field in western Canada. The Company’s 2003 hedging program reduced the average third quarter worldwide crude oil sales price and North American natural gas sales price by $1.78 per barrel and $.12 per MCF, respectively.

The Company’s refining and marketing operations generated a profit of $4.9 million in the most recent quarter compared to a loss of $13.8 million in the 2002 quarter. Excluding special items, these worldwide operations earned $10.3 million in the third quarter 2003, with the improvement due to significantly better North American refining and marketing margins, and also improved margins for the U.K. operations.

The after-tax costs of corporate functions, excluding special items, were $9.1 million in the 2003 quarter compared to $4.7 million in the 2002 quarter. In the 2003 period, lower income tax benefits and higher retirement plan costs were partially offset by lower net interest expense.

For the first nine months of 2003, net income totaled $239.9 million, $2.59 per share, compared to $53.9 million, $.59 per share, for the 2002 period. Excluding special items, the Company earned $195.7 million, $2.11 per share, in the first nine months of 2003 compared to $46 million, $.50 per share, in the same period of 2002. Both exploration and production and refining and marketing businesses showed a marked improvement in results in the first nine months of 2003. The Company’s exploration and production operations earned $203 million, excluding special items, in the first nine months of 2003 compared to $96.1 million in the same period of 2002. Higher oil and natural gas sales prices, new production from

West Patricia, at Block SK 309, Malaysia, and lower exploration expenses in deepwater Malaysia were the primary reason for better 2003 upstream earnings. Crude oil and gas liquids production for the first nine months of 2003 averaged 81,065 barrels per day compared to 74,290 barrels per day in 2002. Natural gas sales were down from 311 million cubic feet per day in 2002 to 221 million cubic feet per day in 2003. Crude oil and condensate prices averaged $25.10 per barrel in the 2003 period compared to $22.83 per barrel in 2002. North American natural gas sold for $4.96 per MCF in 2003, up from $2.72 in 2002. The Company’s refining and marketing operations generated a profit of $19.5 million, excluding special items, in the first nine months of 2003 but incurred a loss of $35.5 million in 2002. The improved current-year result was based on stronger margins in both the North American and U.K. businesses. Corporate after-tax costs, excluding special items, increased from $16.8 million in 2002 to $26.8 million in 2003, primarily due to lower income tax benefits in the latter period.

Claiborne P. Deming, President and Chief Executive Officer, commented, “Our first two deepwater Gulf of Mexico fields begin production in the fourth quarter. The Medusa field in Mississippi Canyon Blocks 538/582 (60%) will commence production in November and the Habanero field (33.75%) in Garden Banks Block 341 begins production in December. Our current estimate of fourth quarter 2003 production is 125,000 barrel equivalents per day. Sales volumes should approximate this total. The Meraux refinery is back online after repairs resulting from the fire and a scheduled plant-wide turnaround. We currently expect earnings in the fourth quarter to be in the range of $.60 to $.80 per share, depending on the results of exploration drilling.”

The public is invited to access the Company’s conference call to discuss third quarter 2003 results on Wednesday, October 29, at 1:00 p.m. CST either via the Internet through the Investor Relations section of Murphy Oil’s website at http://www.murphyoilcorp.com/ir or via the telephone by dialing 1-800-240-2430. The telephone reservation number for the call is 555527. Replays of the call will be available through the same address on Murphy Oil’s website, and a recording of the call will be available through November 2 by calling 1-800-405-2236.

Summary financial data and operating statistics for the third quarter and first nine months of 2003 with comparisons to 2002 are contained in the attached tables.

The forward-looking statements reflected in this release are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. No assurance can be given that the results discussed herein will be attained, and certain important factors that may cause actual results to differ materially are contained in Murphy’s January 15, 1997 Form 8-K report on file with the U.S. Securities and Exchange Commission.

#####

MURPHY OIL CORPORATION

FUNCTIONAL RESULTS OF OPERATIONS (Unaudited)

(Millions of dollars)

	Three Months Ended September 30, 2003		Three Months Ended September 30, 2002*
	Revenues	Income	Revenues	Income
Exploration and production
United States	$45.3	(.2)	50.0	10.0
Canada	170.6	49.3	119.7	28.4
United Kingdom	27.5	10.0	38.8	11.2
Ecuador	9.5	3.7	11.5	5.4
Malaysia	40.7	10.9	—	1.1
Other	0.5	(1.8)	.4	(1.2)

	294.1	71.9	220.4	54.9

Refining and marketing
North America	910.7	3.8	756.5	(13.1)
United Kingdom	119.6	1.1	98.0	(.7)

	1,030.3	4.9	854.5	(13.8)

	1,324.4	76.8	1,074.9	41.1
Intersegment transfers elimination	(29.1)	—	(27.1)	—

	1,295.3	76.8	1,047.8	41.1
Corporate	1.2	(3.7)	2.4	(4.7)

Revenues/income from continuing operations	1,296.5	73.1	1,050.2	36.4
Discontinued operations, net of taxes	—	—	—	1.0

Total revenues/net income	$1,296.5	73.1	1,050.2	37.4

	Nine Months Ended September 30, 2003		Nine Months Ended September 30, 2002*
	Revenues	Income	Revenues	Income
Exploration and production
United States	$145.9	15.4	119.2	2.1
Canada	510.9	147.7	422.0	100.2
United Kingdom	177.1	76.5	123.3	33.6
Ecuador	25.6	10.0	25.0	9.5
Malaysia	40.7	.1	—	(39.0)
Other	2.8	(3.2)	1.5	(2.4)

	903.0	246.5	691.0	104.0

Refining and marketing
North America	2,686.4	(4.1)	1,929.8	(34.4)
United Kingdom	358.0	5.8	278.7	(1.1)

	3,044.4	1.7	2,208.5	(35.5)

	3,947.4	248.2	2,899.5	68.5
Intersegment transfers elimination	(54.4)	—	(62.6)	—

	3,893.0	248.2	2,836.9	68.5
Corporate	3.4	(1.3)	4.4	(16.8)

Revenues/income from continuing operations	3,896.4	246.9	2,841.3	51.7
Discontinued operations, net of taxes	—	—	—	2.2

Revenues/income before cumulative effect of accounting change	3,896.4	246.9	2,841.3	53.9
Cumulative effect of accounting change, net of taxes	—	(7.0)	—	—

Total revenues/net income	$3,896.4	239.9	2,841.3	53.9

*Restated to conform to current presentation.

MURPHY OIL CORPORATION

RECONCILIATION OF NET INCOME TO

INCOME BEFORE SPECIAL ITEMS (Unaudited)

(Millions of dollars)

	Third Quarter 2003					Nine Months Ended September 30, 2003
	Income as Reported	Special Items			Income Before Special Items	Income as Reported	Special Items			Income Before Special Items
Exploration and production
United States	$(.2)	(2.0)	(a	)	1.8	15.4	(2.0)	(a	)	17.4
Canada	49.3				49.3	147.7				147.7
United Kingdom	10.0				10.0	76.5	34.1	(e	)	42.4
Ecuador	3.7				3.7	10.0				10.0
Malaysia	10.9	11.4	(b	)	(.5)	.1	11.4	(b	)	(11.3)
Other	(1.8)				(1.8)	(3.2)				(3.2)

	71.9				62.5	246.5				203.0

Refining and marketing
North America	3.8	(5.4)	(c	)	9.2	(4.1)	(17.8)	(f	)	13.7
United Kingdom	1.1				1.1	5.8				5.8

	4.9				10.3	1.7				19.5

	76.8				72.8	248.2				222.5
Corporate	(3.7)	5.4	(d	)	(9.1)	(1.3)	25.5	(g	)	(26.8)

Income before cumulative effect of accounting change	73.1				63.7	246.9				195.7
Cumulative effect of accounting change	—				—	(7.0)	(7.0)	(h	)	—

Total	$73.1	9.4			63.7	239.9	44.2			195.7

Diluted earnings per share	$.79	.10			.69	2.59	.48			2.11

(a)	Represents a loss on asset impairment.

(b)	Represents recognition of income tax benefits that had previously not been recognized related to shallow-water Malaysia.

(c)	Represents a charge related to a fire at the Meraux refinery of $5.1 million and a loss on asset impairment of $.3 million.

(d)	Represents foreign currency gains.

(e)	Represents a gain on sale of Ninian and Columba fields in the U.K. North Sea.

(f)	Represents charges related to a fire at the Meraux refinery of $17.5 million and a loss on asset impairment of $.3 million.

(g)	Represents a $20.1 million benefit related to resolution of prior years’ U.S. income tax matters and a $5.4 million foreign currency transaction gain.

(h)	Represents a one-time, noncash charge to adopt SFAS No. 143, Accounting for Asset Retirement Obligations, effective January 1, 2003. This one-time charge is required to recognize the effects of this accounting rule as if the Company had used this method since inception.

Note:	The Company’s results of operations often include transactions which can affect underlying trends of operating results and comparability between years. Therefore, management uses a measure called “income before special items”, which excludes those transactions. Although income before special items is a non-GAAP measure and is not considered to be an alternative to net income as reported under generally accepted accounting principles, this is the method used by management and certain analysts to evaluate the Company’s operating results and, therefore, management believes that such information is useful to investors and analysts that want to compare the Company’s earnings performance between periods and with other companies in our industry. The Company has had gains on sale of assets, asset impairments, charges related to refinery fires, foreign currency gains and losses, and gains and losses on income tax matters in the past and they may occur in the future.

MURPHY OIL CORPORATION

RECONCILIATION OF NET INCOME TO

INCOME BEFORE SPECIAL ITEMS (Unaudited)

(Millions of dollars)

	Third Quarter 2002				Nine Months Ended September 30, 2002
	Income as Reported	Special Items		Income Before Special Items	Income as Reported	Special Items		Income Before Special Items
Exploration and production
United States	$10.0	7.9	(a)	2.1	2.1	7.9	(a)	(5.8)
Canada	28.4			28.4	100.2			100.2
United Kingdom	11.2			11.2	33.6			33.6
Ecuador	5.4			5.4	9.5			9.5
Malaysia	1.1			1.1	(39.0)			(39.0)
Other	(1.2)			(1.2)	(2.4)			(2.4)

	54.9			47.0	104.0			96.1

Refining and marketing
North America	(13.1)			(13.1)	(34.4)			(34.4)
United Kingdom	(.7)			(.7)	(1.1)			(1.1)

	(13.8)			(13.8)	(35.5)			(35.5)

	41.1			33.2	68.5			60.6
Corporate	(4.7)			(4.7)	(16.8)			(16.8)

Income from continuing operations	36.4			28.5	51.7			43.8

Discontinued operations	1.0			1.0	2.2			2.2

Total	$37.4	7.9		29.5	53.9	7.9		46.0

Diluted earnings per share	$.41	.09		.32	.59	.09		.50

(a)	Represents a gain on settlement of tax matters, $14.7 million; a gain on sale of assets, $2.3 million; a loss on property impairment, $5.9 million; and a loss on storm damages not covered by insurance, $3.2 million.

Note:	The Company's results of operations often include transactions which can affect underlying trends of operating results and comparability between years. Therefore, management uses a measure called "income before special items", which excludes those transactions. Although income before special items is a non-GAAP measure and is not considered to be an alternative to net income as reported under generally accepted accounting principles, this is the method used by management and certain analysts to evaluate the Company's operating results and, therefore, management believes that such information is useful to investors and analysts that want to compare the Company's earnings performance between periods and with other companies in our industry. The Company has had settlements of tax matters, gains on sale of assets, asset impairments, and loss on storm damages in the past and they may occur in the future.

MURPHY OIL CORPORATION

OIL AND GAS OPERATING RESULTS (Unaudited)

(Millions of dollars)	United States	Canada	United King- dom	Ecuador	Malaysia	Other	Synthetic Oil – Canada	Total
Three Months Ended September 30, 2003
Oil and gas sales and other operating revenues	$45.3	143.9	27.5	9.5	40.7	.5	26.7	294.1
Production expenses	10.7	21.3	3.6	3.7	5.1	—	16.5	60.9
Depreciation, depletion and amortization	8.8	40.1	5.2	1.9	9.8	.1	2.4	68.3
Accretion on discounted liabilities	.8	1.3	.6	—	.1	.1	.1	3.0
Property impairments	3.0	—	—	—	—	—	—	3.0
Exploration expenses
Dry holes	12.8	3.9	(.1)	—	13.3	—	—	29.9
Geological and geophysical	1.2	4.1	—	—	5.2	.4	—	10.9
Other	.6	.2	—	—	—	.1	—	.9

	14.6	8.2	(.1)	—	18.5	.5	—	41.7
Undeveloped lease amortization	3.1	3.9	.1	—	—	—	—	7.1

Total exploration expenses	17.7	12.1	—	—	18.5	.5	—	48.8

Selling and general expenses	4.6	7.3	.7	.2	.6	1.6	.1	15.1
Income tax provisions (benefits)	(.1)	20.7	7.4	—	(4.3)	—	(.6)	23.1

Results of operations (excluding corporate overhead and interest)	$(.2)	41.1	10.0	3.7	10.9	(1.8)	8.2	71.9

Three Months Ended September 30, 2002*
Oil and gas sales and other operating revenues	$50.0	86.8	38.8	11.5	—	.4	32.9	220.4
Production expenses	10.1	18.5	6.7	4.2	—	—	12.1	51.6
Costs to repair storm damages	5.0	—	—	—	—	—	—	5.0
Depreciation, depletion and amortization	8.7	31.9	8.3	1.7	.2	.1	2.3	53.2
Property impairments	9.1	—	—	—	—	—	—	9.1
Exploration expenses
Dry holes	3.3	.9	3.2	—	(1.8)	—	—	5.6
Geological and geophysical	1.7	1.4	—	—	.4	.3	—	3.8
Other	1.2	.6	.2	—	.1	—	—	2.1

	6.2	2.9	3.4	—	(1.3)	.3	—	11.5
Undeveloped lease amortization	2.7	3.4	—	—	—	—	—	6.1

Total exploration expenses	8.9	6.3	3.4	—	(1.3)	.3	—	17.6

Selling and general expenses	3.4	3.7	.8	.2	—	1.7	.1	9.9
Income tax provisions (benefits)	(5.2)	10.4	8.4	—	—	(.5)	6.0	19.1

Results of operations (excluding corporate overhead and interest)	$10.0	16.0	11.2	5.4	1.1	(1.2)	12.4	54.9

Nine Months Ended September 30, 2003
Oil and gas sales and other operating revenues	$145.9	437.3	177.1	25.6	40.7	2.8	73.6	903.0
Production expenses	27.4	60.6	24.4	10.7	5.1	—	45.8	174.0
Depreciation, depletion and amortization	26.3	122.8	23.2	4.5	10.3	.2	6.7	194.0
Accretion on discounted liabilities	2.4	3.8	2.3	—	.2	.3	.3	9.3
Property impairments	3.0	—	—	—	—	—	—	3.0
Exploration expenses
Dry holes	32.2	9.0	(.1)	—	13.3	(.1)	—	54.3
Geological and geophysical	7.0	6.0	—	—	12.7	.4	—	26.1
Other	2.9	1.4	.4	—	.5	.2	—	5.4

	42.1	16.4	.3	—	26.5	.5	–	85.8
Undeveloped lease amortization	8.5	11.7	.1	—	—	—	—	20.3

Total exploration expenses	50.6	28.1	.4	—	26.5	.5	—	106.1

Selling and general expenses	12.5	15.8	2.3	.4	2.8	4.8	.4	39.0
Income tax provisions (benefits)	8.3	75.3	48.0	—	(4.3)	.2	3.6	131.1

Results of operations (excluding corporate overhead and interest)	$15.4	130.9	76.5	10.0	.1	(3.2)	16.8	246.5

Nine Months Ended September 30, 2002*
Oil and gas sales and other operating revenues	$119.2	346.5	123.3	25.0	—	1.5	75.5	691.0
Production expenses	35.2	64.0	26.5	10.6	—	—	36.1	172.4
Costs to repair storm damages	5.0	—	—	—	—	—	—	5.0
Depreciation, depletion and amortization	26.3	116.7	26.2	4.3	.7	.2	6.5	180.9
Property impairments	9.1	—	—	—	—	—	—	9.1
Exploration expenses
Dry holes	25.8	14.3	3.2	—	35.1	—	—	78.4
Geological and geophysical	5.0	10.5	—	—	1.0	.2	—	16.7
Other	3.4	1.6	.7	—	2.2	—	—	7.9

	34.2	26.4	3.9	—	38.3	.2	—	103.0
Undeveloped lease amortization	7.9	10.5	—	—	—	—	—	18.4

Total exploration expenses	42.1	36.9	3.9	—	38.3	.2	—	121.4

Selling and general expenses	9.5	10.6	2.4	.6	—	4.3	.2	27.6
Income tax provisions (benefits)	(10.1)	40.1	30.7	—	—	(.8)	10.7	70.6

Results of operations (excluding corporate overhead and interest)	$2.1	78.2	33.6	9.5	(39.0)	(2.4)	22.0	104.0

*Restated to conform to current presentation.

MURPHY OIL CORPORATION

SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(Thousands of dollars, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002*	2003	2002*
Revenues	$1,296,504	1,050,210	3,896,393	2,841,261

Costs and expenses
Crude oil and product purchases	884,693	748,328	2,629,125	1,915,163
Operating expenses	137,908	135,189	454,506	399,338
Exploration expenses	48,811	17,619	106,079	121,407
Selling and general expenses	31,862	23,166	91,615	68,657
Depreciation, depletion and amortization	83,994	66,581	237,725	219,744
Impairment of long-lived assets	3,488	9,154	3,488	9,154
Accretion on discounted liabilities	3,041	—	9,326	—
Interest expense	14,455	13,961	42,688	36,790
Interest capitalized	(10,027)	(7,172)	(29,675)	(16,596)

	1,198,225	1,006,826	3,544,877	2,753,657

Income from continuing operations before income taxes	98,279	43,384	351,516	87,604
Income tax expense	25,142	6,892	104,588	35,864

Income from continuing operations	73,137	36,492	246,928	51,740
Discontinued operations, net of tax	—	916	—	2,131

Income before cumulative effect of change in accounting principle	73,137	37,408	246,928	53,871
Cumulative effect of change in accounting principle	—	—	(6,993)	—

Net income	$73,137	37,408	239,935	53,871

Per Common share—Basic
Continuing operations	$.80	.40	2.69	.57
Discontinued operations	—	.01	—	.02
Cumulative effect of change in accounting principle	—	—	(.08)	—

Net income	$.80	.41	2.61	.59

Per Common share—Diluted
Continuing operations	$.79	.40	2.67	.57
Discontinued operations	—	.01	—	.02
Cumulative effect of change in accounting principle	—	—	(.08)	–

Net income	$.79	.41	2.59	.59

Cash dividends per Common share	$.20	.20	.60	.575
Average Common shares outstanding (thousands)
Basic	91,850	91,639	91,800	91,382
Diluted	92,848	92,147	92,613	92,089

*Restated to conform to current presentation.

MURPHY OIL CORPORATION

SUMMARIZED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(Thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002*	2003	2002*
Operating Activities
Income from continuing operations	$73,137	36,492	246,928	51,740
Adjustments to reconcile income from continuing operations to net cash provided by operating activities
Depreciation, depletion and amortization	83,994	66,581	237,725	219,744
Provisions for major repairs	4,857	5,488	20,687	14,820
Expenditures for major repairs and dismantlement costs	(34,579)	(2,016)	(60,914)	(11,821)
Dry holes	29,835	5,529	54,266	78,373
Amortization of undeveloped leases	7,082	6,102	20,261	18,369
Impairment of long-lived assets	3,488	9,154	3,488	9,154
Accretion expense	3,041	—	9,326	—
Deferred and noncurrent income tax benefits	(7,982)	(8,301)	(3,652)	2,914
Pretax (gains) losses from dispositions of assets	(10,353)	(3,500)	(59,651)	(9,200)
Net (increase) decrease in operating working capital other than cash and cash equivalents	40,548	(21,827)	69,408	(118,191)
Other	11,088	884	5,416	6,233

Net cash provided by continuing operations	204,156	94,586	543,288	262,135
Net cash provided by discontinued operations	—	2,131	—	5,554

Net cash provided by operating activities	204,156	96,717	543,288	267,689

Investing Activities
Property additions and dry holes	(251,967)	(198,658)	(705,202)	(614,631)
Proceeds from sale of assets	8,864	26,735	77,899	55,383
Other—net	180	(79)	260	(77)
Investing activities of discontinued operations	—	(178)	—	(444)

Net cash required by investing activities	(242,923)	(172,180)	(627,043)	(559,769)

Financing Activities
Increase in notes payable	78,201	84,855	227,689	382,967
Decrease in nonrecourse debt of a subsidiary	(6,247)	(7,936)	(30,699)	(21,565)
Proceeds received from exercise of stock options and employee stock purchase plan	531	464	2,879	23,488
Cash dividends paid	(18,372)	(18,330)	(55,090)	(52,563)
Other	—	(162)	(72)	(2,688)

Net cash provided by financing activities	54,113	58,891	144,707	329,639

Effect of exchange rate changes on cash and cash equivalents	1,497	1,962	11,202	6,165

Net increase in cash and cash equivalents	16,843	(14,610)	72,154	43,724
Cash and cash equivalents at beginning of period	220,268	140,986	164,957	82,652

Cash equivalents at end of period	$237,111	126,376	237,111	126,376

*Restated to conform to current presentation.

MURPHY OIL CORPORATION

OTHER FINANCIAL DATA

(Unaudited, except for December 31, 2002)

(Millions of dollars)

	Sept. 30, 2003	Dec. 31, 2002
Working capital	$133.6	136.3
Total assets	4,625.1	3,885.8
Long-term debt
Notes payable	1,014.7	788.6
Nonrecourse debt	43.4	74.2
Stockholders’ equity	1,901.6	1,593.6

	Three Months Ended		Nine Months Ended
	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2003	Sept. 30, 2002
Capital expenditures
Continuing operations
Exploration and production
United States	$71.4	40.3	228.2	162.9
Canada	55.6	45.5	168.2	173.6
Other	92.4	52.8	185.9	127.2

	219.4	138.6	582.3	463.7

Refining and marketing
North America	43.2	65.6	148.3	173.9
United Kingdom	1.0	.3	5.3	1.1

	44.2	65.9	153.6	175.0

Corporate	.2	.1	.8	.6

	263.8	204.6	736.7	639.3

Discontinued operations	—	.2	—	.4

Total capital expenditures	263.8	204.8	736.7	639.7

Charged to exploration expenses*
United States	14.6	6.2	42.1	34.2
Canada	8.2	2.9	16.4	26.4
Other international	18.9	2.4	27.3	42.4

Total charged to exploration expenses	41.7	11.5	85.8	103.0

Total capitalized	$222.1	193.3	650.9	536.7

*Excludes amortization of undeveloped leases of	$7.1	6.1	20.3	18.4

MURPHY OIL CORPORATION

STATISTICAL SUMMARY

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Net crude oil, condensate and gas liquids produced—barrels per day	84,871	70,569	81,065	74,290
Continuing operations	84,871	69,364	81,065	73,074
Crude oil and condensate
United States	3,828	3,571	3,617	4,120
Canada—light	1,023	1,992	1,560	2,205
—heavy	10,170	9,298	9,643	9,495
—offshore	26,700	20,725	28,408	22,271
—synthetic	12,009	12,922	10,604	11,036
United Kingdom	11,494	14,710	15,460	17,745
Ecuador	5,365	4,771	3,950	4,575
Malaysia	12,712	—	6,168	—
Natural gas liquids
United States	183	235	157	314
Canada	1,245	1,040	1,334	1,194
United Kingdom	142	100	164	119
Discontinued operations	—	1,205	—	1,216

Net crude oil, condensate and gas liquids sold—barrels per day	87,734	57,717	80,128	73,663
Continuing operations	87,734	56,512	80,128	72,447
Crude oil and condensate
United States	3,828	3,571	3,617	4,120
Canada—light	1,023	1,992	1,560	2,205
—heavy	10,170	9,298	9,643	9,495
—offshore	29,119	6,875	28,948	20,887
—synthetic	12,009	12,922	10,604	11,036
United Kingdom	9,257	14,751	14,738	18,336
Ecuador	4,823	5,728	4,001	4,744
Malaysia	15,962	—	5,379	—
Natural gas liquids
United States	183	235	157	314
Canada	1,245	1,040	1,334	1,194
United Kingdom	115	100	147	116
Discontinued operations	—	1,205	—	1,216

Net natural gas sold—thousands of cubic feet per day	203,162	288,439	220,703	311,151
Continuing operations	203,162	283,607	220,703	306,881
United States	85,071	86,072	82,220	92,862
Canada	111,861	192,591	130,000	207,718
United Kingdom	6,230	4,944	8,483	6,301
Discontinued operations	—	4,832	—	4,270

Total net hydrocarbons produced—equivalent barrels per day*	118,731	118,642	117,849	126,149
Total net hydrocarbons sold—equivalent barrels per day*	121,594	105,790	116,912	125,522

*Natural gas converted on an energy equivalent basis of 6:1.

MURPHY OIL CORPORATION

STATISTICAL SUMMARY (Continued)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2003		2002	2003		2002
Weighted average sales prices
Crude oil and condensate – dollars per barrel (1)
United States	$23.88	(3)	26.20	24.43	(3)	23.35
Canada (2) – light	24.92		25.24	27.09		21.88
– heavy	13.08	(3)	19.92	12.66	(3)	16.91
– offshore	27.08	(3)	27.00	26.70	(3)	24.45
– synthetic	23.95	(3)	27.73	25.33	(3)	25.09
United Kingdom	28.80		27.52	29.43		23.57
Ecuador	21.40		21.65	23.42		19.35
Malaysia	27.66		—	27.66		—
Natural gas liquids – dollars per barrel (1)
United States	$22.14		17.96	23.17		16.49
Canada (2)	22.59		17.14	24.23		15.15
United Kingdom	20.19		18.97	22.32		16.37
Natural gas – dollars per thousand cubic feet
United States (1)	$4.94	(3)	3.34	5.48	(3)	3.13
Canada (2)	4.34	(3)	2.56	4.63	(3)	2.53
United Kingdom (2)	2.28		1.81	3.11		2.62

Refinery inputs – barrels per day	72,484		144,895	123,400		153,552
North America	39,356		111,913	88,738		117,712
United Kingdom	33,128		32,982	34,662		35,840

Petroleum products sold – barrels per day	255,662		212,757	252,754		206,339
North America	220,543		180,570	218,105		172,568
Gasoline	167,752		117,840	155,084		109,208
Kerosine	293		3,900	4,572		5,628
Diesel and home heating oils	34,070		32,279	38,825		35,679
Residuals	4,629		11,849	10,575		13,067
Asphalt, LPG and other	13,799		14,702	9,049		8,986
United Kingdom	35,119		32,187	34,649		33,771
Gasoline	14,112		10,076	11,879		11,919
Kerosine	1,725		2,656	2,383		2,583
Diesel and home heating oils	13,596		13,866	13,754		14,333
Residuals	3,748		2,594	3,785		2,939
LPG and other	1,938		2,995	2,848		1,997

(1) Includes intracompany transfers at market prices.

(2) U.S. dollar equivalent.

(3) Includes the effect of the Company's 2003 hedging program.